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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 2003, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-101921) and related Prospectus of TODCO (formerly R&B Falcon Corporation and Subsidiaries) dated April 1, 2003.


                                       /s/ Ernst & Young LLP

Houston, Texas
March 28, 2003